UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 10, 2021

International Paper Company

(Exact name of registrant as specified in its charter)

New York	1-3157	13-0872805
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

6400 Poplar Avenue, Memphis, Tennessee 38197

(Address of Principal Executive Offices, and Zip-Code)

Registrant’s telephone number, including area code: (901) 419-7000

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, $1 per share par value	IP	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

SECTION 5. CORPORATE GOVERNANCE AND MANAGEMENT.

Item 5.07. Submission of Matters to a Vote of Security Holders.

(a)    International Paper Company (the “Company”) held its annual meeting of shareowners on May 10, 2021.

(b)     Of the 392,834,703 shares outstanding on the record date and entitled to vote at the meeting, 344,540,309 shares were present at the meeting in person or by proxy, constituting a quorum of 87.70 percent. The shareowners of the Company’s common stock considered and voted upon three Company proposals and one shareowner proposal at the meeting.

Item 1 – Company Proposal to Elect 11 Directors

The holders of the common stock of the Company elected each of the following nominees as directors, to serve a term of one year ending the earlier of (i) the Company’s 2022 annual meeting of shareowners and the date a qualified successor has been elected, or (ii) death, resignation or retirement. The directors were elected by the following count:

Directors	For	Against	Abstain	Broker Non-Votes
Christopher M. Connor	296,806,960	6,795,286	514,147	40,423,916
Ahmet C. Dorduncu	246,503,145	57,251,185	362,063	40,423,916
Ilene S. Gordon	296,216,742	7,596,117	303,534	40,423,916
Anders Gustafsson	302,182,404	1,421,354	512,635	40,423,916
Jacqueline C. Hinman	299,152,580	4,481,129	482,684	40,423,916
Clinton A. Lewis, Jr.	295,974,111	7,780,574	361,708	40,423,916
DG Macpherson	300,266,440	3,478,214	371,739	40,423,916
Kathryn D. Sullivan	299,772,618	4,036,500	307,275	40,423,916
Mark S. Sutton	290,213,080	12,898,319	1,004,994	40,423,916
Anton V. Vincent	300,389,482	3,351,223	375,688	40,423,916
Ray G. Young	295,586,064	7,990,478	539,851	40,423,916

Item 2 – Company Proposal to Ratify Deloitte & Touche LLP as the Company’s Independent Registered Public Accounting Firm for 2021

The holders of the Company’s common stock ratified the appointment of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for 2021 by the following count:

For	Against	Abstain	Broker Non-Votes
339,990,030	4,182,666	367,613	(0)

Item 3 – Company Proposal to Vote on a Non-Binding Resolution to Approve the Compensation of the Company’s Named Executive Officers

The holders of the Company’s common stock supported the non-binding resolution to approve the compensation of the Company’s named executive officers by the following count:

For	Against	Abstain	Broker Non-Votes
283,854,363	19,039,932	1,222,098	40,423,916

Item 4 – Shareowner Proposal to Reduce Ownership Threshold for Requesting Action by Written Consent

The holders of the Company’s common stock did not approve the non-binding shareowner proposal to reduce the ownership threshold for requesting action by written consent by the following count:

For	Against	Abstain	Broker Non-Votes
107,872,697	194,831,976	1,411,720	40,423,916

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INTERNATIONAL PAPER COMPANY

By:	/s/ Sharon R. Ryan
Name: Sharon R. Ryan Title: Senior Vice President,
General Counsel &
Corporate Secretary

Date: May 10, 2021

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